UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 20, 2012

BOINGO WIRELESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35155	95-4856877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10960 Wilshire Blvd., Suite 800

Los Angeles, California 90024

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2012, Niels Jonker, the Chief Technology Officer of Boingo Wireless, Inc. (the “Company”), notified the Company of his intention to resign as a full-time employee of the Company in his role as Chief Technology Officer, effective as of June 30, 2012.   Mr. Jonker has agreed to enter into a consulting agreement with the Company on an ongoing basis to provide strategic technology services to the Company.

Alan Lang, Senior Vice President of Engineering, will assume Mr. Jonker’s day-to-day engineering management responsibilities as of July 1, 2012.  Mr. Lang joined the Company as Vice President of Engineering on January 1, 2011 and since that time has been assuming a greater role in these management responsibilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BOINGO WIRELESS, INC.

Date: June 25, 2012
/s/ Edward Zinser
Edward Zinser Chief Financial Officer